Independent Auditors' Consent




To the Shareholders and Board of Directors of Smith Barney Hansberger Global Value Fund:
We consent to the incorporation by reference, in this Prospectus and Statement of Additional Information, of our report dated June 12, 2000, on the statement of assets and liabilities of the Smith Barney Hansberger Global Value Fund (the "Fund") as of April 30, 2000 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from December 19, 1997 (commencement of operations) to April 30, 1998. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-30D.
We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Counsel and Auditors" in the Statement of Additional Information.



KPMG LLP
New York, New York
August 22, 2000


Independent Auditors' Consent




To the Shareholders and Board of Directors of Smith Barney Hansberger Global Small Cap Value Fund:
We consent to the incorporation by reference, in this Prospectus and Statement of Additional Information, of our report dated June 12, 2000, on the statement of assets and liabilities of the Smith Barney Hansberger Global Small Cap Value Fund (the Fund) as of April 30, 2000 and the related statement of operations for the year then ended and statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the two-year period then ended and for the period from December 19, 1997 (commencement of operations) to April 30, 1998. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-30D.
We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Counsel and Auditors" in the Statement of Additional Information.




KPMG LLP
New York, New York
August 22, 2000


Independent Auditors' Consent




To the Shareholders and Board of Directors of Smith Barney Investment Funds Inc.:
We consent to the incorporation by reference, in this Prospectus and Statement of Additional Information, of our report dated June 12, 2000, on the statement of assets and liabilities for the Smith Barney Premier Selections Large Cap Fund of Smith Barney Investment Funds Inc. as of April 30, 2000 and the related statements of operations and changes in net assets and the financial highlights for the period from August 31, 1999 to April 30, 2000. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-30D.
We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Counsel and Auditors" in the Statement of Additional Information.



KPMG LLP
New York, New York
August 24, 2000

Page